UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): March 23, 2005

                                   IGIA, INC.
               (Exact name of registrant as specified in charter)

           Delaware                       000-23506                33-0601498
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or Organization)                               Identification No.)

                 521 5th Avenue, 20th Floor, New York, NY 10175
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 575-0500

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         To obtain funding for the purpose of providing a loan to Tactica International, Inc. ("Tactica"), a wholly-owned subsidiary of IGIA, Inc. (the "Company"), in the form of debtor in possession financing and/or exit financing in the context of Tactica's chapter 11 case subject to Bankruptcy Court approval, the Company entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on March 23, 2005 for the sale of (i) $3,000,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 6,000,000 shares of our common stock.

         On March 24, 2005, the Investors purchased $1,000,000 in Notes and received Warrants to purchase 2,000,000 shares of the Company's common stock. The Company received net proceeds of $873,087.50, after deducting expenses of $71,912.50, prepaid interest of $40,000.00 and $15,000.00 placed into escrow for the payment of certain insurance premiums. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, the Investors are obligated to provide the Company with additional funds as follows:

      o $1,000,000 will be funded within five business days of filing a registration statement registering shares of the Company's common stock underlying the Notes and the Warrants; and

      o $1,000,000 will be funded within five business days of the effectiveness of the registration statement.

         The Notes bear interest at 8%, mature three years from the date of issuance, and, subject to the filing of an amendment to the Company's certificate of incorporation increasing its authorized stock which amendment shall be filed 20 days after filing a definitive information statement with the Securities and Exchange Commission on Schedule 14C and mailing a copy of such to the Company's stockholders, are convertible into our common stock, at the Investors' option, at a conversion price equal to the lower of (i) $0.04 or (ii) 50% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of March 24, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.03 and, therefore, the conversion price for the secured convertible notes was $.015. Based on this conversion price, the $3,000,000 Notes, excluding interest, were convertible into 200,000,000 shares of our common stock.

         We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.06 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

         The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

         The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The sale of the Notes described in Item 1.01 was completed on March 24, 2005 with respect to $1,000,000 of the Notes. As of the date hereof, the Company is obligated on $1,000,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

         The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------

4.1 Securities Purchase Agreement dated March 23, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.2 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated March 23, 2005

4.3 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated March 23, 2005

4.4 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated March 23, 2005

4.5 Callable Secured Convertible Note in the name of AJW Partners, LLC dated March 23, 2005

4.6 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated March 23, 2005

4.7 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated March 23, 2005

4.8               Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated
                  March 23, 2005

4.9               Stock Purchase Warrant in the name of AJW Partners, LLC dated
                  March 23, 2005

4.10 Registration Rights Agreement dated March 23, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.11 Security Agreement dated March 23, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.12 Intellectual Property Security Agreement dated March 23, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IGIA, INC.

Date: March 28, 2005                        By: /s/Avi Sivan
                                                --------------------------
                                            Name:  Avi Sivan
                                            Title: Chief Executive Officer